GRIFFIN AMERICAN IV HEALTHCARE REIT

INVESTOR UPDATE

FOURTH QUARTER 2019

April 7, 2020



Dear Fellow Stockholder:

Griffin-American Healthcare REIT IV recently filed its Annual Report on Form 10-K with the United States Securities and Exchange Commission, and I am pleased to provide you with an update on our progress during 2019.

It was a year of continued growth for our company, as we acquired more than $200 million of accretive healthcare investments. Since the purchase of our first property in June 2016, we have built a diversified portfolio comprised of 87 healthcare buildings, including an interest in a joint venture which owns a portfolio of integrated senior health campuses and ancillary businesses, acquired for an aggregate contract purchase price of $1.1 billion,[1] and which has an estimated value in excess of $1.2 billion.[2]

In short, we have achieved considerable scale in our portfolio, which continues to perform well, and our most recent annual portfolio valuation, as of December 31, 2019, also reflects this. The most recent valuation of our portfolio resulted in a range of values of $9.28 to $9.99 for the estimated per share net asset value, or NAV, of our shares, with a mid-point of $9.75. Under normal circumstances, the board may have adopted the mid-point as the estimated per share NAV. Given the extraordinary circumstances posed by the onset of the coronavirus (COVID-19) pandemic, however, the board determined to take a more cautious approach until such time when guidance can be provided with greater certainty. As such, on April 2, 2020, our board of directors decided to maintain our estimated per share NAV of our Class T and Class I common stock of $9.54, the same value determined as of December 31, 2018 and adopted in April 2019.

The coronavirus pandemic presents a meaningful challenge for us as the owner and operator of healthcare facilities, as the impact of the virus is expected to result in massive strain throughout the healthcare system. While we have yet to experience a material impact to our operations as a result of the pandemic, we anticipate that this will change as the virus continues to spread. In response to this fluid and rapidly developing situation, we believe conditions require that we take steps now to protect capital and maximize liquidity to strengthen the long-term financial prospects of the company.

Thus, as we detailed in a letter to stockholders dated April 3, 2020, the board of directors has reduced the company's monthly investor distribution payments from an annualized rate of $0.60 to $0.40 per share beginning with the April 2020 distribution to be paid in May 2020. The board has also suspended the company's share repurchase plan for all repurchase requests other than those related to the death or qualifying disability of the stockholder, which will take effect with respect to share repurchase requests submitted for repurchase during the second quarter, to further strengthen the company's financial foundation.

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Fourth Quarter and Year End 2019 Highlights and Accomplishments

- Modified funds from operations, as defined by the Institute for Portfolio Alternatives, or the IPA, attributable to controlling interest, or MFFO, equaled $33.8 million for the year ended December 31, 2019, representing year-over-year growth of 37.4 percent compared to MFFO of $24.6 million for the year ended December 31, 2018. MFFO during the fourth quarter 2019 equaled $10.6 million, representing growth of 42.5 percent compared to MFFO of $7.4 million for the fourth quarter 2018. (Please see financial reconciliation tables and notes on the back page of this update for more information regarding MFFO.)
- Funds from operations, as defined by the National Association of Real Estate Investment Trusts, attributable to controlling interest, or FFO, equaled $30.1 million for the year ended December 31, 2019, representing year-over-year growth of 20.8 percent compared to FFO of $24.9 million for the year ended December 31, 2018. FFO equaled $12.2 million during the fourth quarter 2019, representing growth of 110.5 percent compared to fourth quarter 2018 FFO of $5.8 million. (Please see financial reconciliation tables and notes on the back page of this update for more information regarding FFO.)
- Net operating income, or NOI, totaled $64.1 million for the year ended December 31, 2019, representing an increase of 49.3 percent compared to NOI of $42.9 million for the year ended December 31, 2018. NOI during the fourth quarter 2019 equaled $19.2 million, an increase of 38.4 percent compared to fourth quarter 2018 NOI of $13.9 million. (Please see financial reconciliation tables and notes on the back page of this update for more information regarding NOI.)
- Net loss for the year ended December 31, 2019 equaled $(18.9) million, as compared to net loss of $(8.6) million for the year ended December 31, 2018. Net income during the fourth quarter 2019 equaled $1.3 million, compared with net loss during the fourth quarter 2018 of $(3.7) million. Net loss is due largely to depreciation and amortization expense of our properties, a non-cash item, in accordance with accounting principles generally accepted in the United States of America, or GAAP. (Please see financial reconciliation tables and notes on the back page of this update for more information regarding net income (loss).

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Fourth Quarter and Year End 2019 Highlights and Accomplishments

- As of December 31, 2019, the company's non-RIDEA[3] property portfolio achieved a leased percentage of 95.8 percent and weighted average remaining lease term of 8.6 years. The company's portfolio of senior housing – RIDEA facilities achieved a leased percentage of 83.2 percent. Portfolio leverage[4] was 36.3 percent.
- The company completed fourth quarter and 2019 acquisitions totaling $41.2 million and $201.2 million, respectively, based on aggregate contract purchase price. As of December 31, 2019, the company has acquired a 4.5 million-square-foot portfolio of 87 medical office buildings, senior housing facilities and skilled nursing facilities located in 27 states, in addition to an interest in a joint venture which owns a portfolio of integrated senior health campuses and ancillary businesses, for an aggregate contract purchase price of $1.1 billion[1] and which is now estimated to have a value in excess of $1.2 billion.[2]
- On April 3, 2020, the company's board of directors unanimously approved an estimated per share NAV of our common stock of $9.54 calculated as of December 31, 2019. Consistent with the IPA's practice guideline regarding valuations of publicly registered non-listed real estate investment trusts, or REITs, the valuation upon which the NAV was based does not include a portfolio premium that may accrue in a typical real estate valuation process conducted for transaction purposes, nor does it reflect an enterprise value.
- The company declared and paid daily distributions equal to $0.60 per share annualized to its stockholders of record for the fourth quarter 2019.

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As you know, the executive officers of Griffin-American Healthcare REIT IV are among the largest individual investors in the company, and these difficult decisions were not taken lightly. The prudent steps we have taken impact us all, but will further enhance our company's strength and long-term value for all investors.

Despite this highly uncertain time, we have confidence that our diverse portfolio is well-equipped to weather this unique challenge. We will, of course, communicate with you as events warrant and wish you and your loved ones good health.

Sincerely,

Jeff Hanson
Chairman and Chief Executive Officer
Griffin-American Healthcare REIT IV

(1) Based on aggregate contract purchase price of real estate investments acquired as of December 31, 2019, including an interest in a joint venture.

(2) Based on the gross real estate investments value estimated by the board of directors based in part on a valuation by an independent third-party valuation firm as of December 31, 2019, including a joint venture interest acquired as of December 31, 2019, and for properties acquired subsequent to October 1, 2019, the aggregate contract purchase price as of December 31, 2019.

(3) The operation of healthcare-related facilities utilizing the structure permitted by the REIT Investment Diversification and Empowerment Act of 2007 is commonly referred to as a "RIDEA" structure.

(4) Total debt divided by total market value of real estate. Total market value equals the aggregate contract purchase price paid for investments or, for investments appraised subsequent to the date of purchase, the aggregate value reported in the most recent independent appraisals of such investments.

Certain statements contained herein may be considered "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, with respect to the estimated per share NAV of our common stock and our future determinations thereof, the effects of the coronavirus (COVID-19) pandemic, including its effects on the healthcare industry and our healthcare facilities, our expectations regarding our continued success, the effects of the changes to our distribution policy and share repurchase plan and our ability to further enhance the value of our portfolio and our ability to maximize shareholder value. We intend for all forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable by law. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, the following: our strength and financial condition and uncertainties relating to the financial strength of our current and future real estate investments; uncertainties regarding the severity and duration of the coronavirus (COVID-19) pandemic and its effects; uncertainties relating to changes in general economic and real estate conditions; uncertainties regarding changes in the healthcare industry; uncertainties relating to the implementation of our real estate investment strategy; and other risk factors as outlined in our company's periodic reports, as filed with the United States Securities and Exchange Commission. Forward-looking statements in this document speak only as of the date on which such statements were made, and undue reliance should not be placed on such statements. We undertake no obligation to update any such statements that may become untrue because of subsequent events.

FOURTH QUARTER 2019



SURPRISE
MEDICAL PLAZA
Affiliated
Dermatology

Surprise Medical Office Building | *Surprise, AZ*

PORTFOLIO SUMMARY (AS OF DECEMBER 31, 2019)

Aggregate Contract Purchase Price[(1)]:	$1.0 billion	Leased[(2)]:	95.8%
Buildings:	87	Weighted Average Remaining Lease Term[(2)]:	8.6 years
Gross Leasable Area (Sq Ft):	4.5 million	Leverage Ratio[(3)]:	36.3%

REGIONAL CONCENTRATION

(based on aggregate contract purchase price)[(1)]



Midwest
39.2%
West
26.7%
East
9.6%
South
24.5%

PORTFOLIO ASSET MIX

(based on aggregate contract purchase price)[(1)]



Senior Housing
14.4%
Medical Office Buildings
59.1%
Skilled Nursing Facilities
11.5%
Senior Housing — RIDEA
15.0%

CUMULATIVE PORTFOLIO BY YEAR-END

(based on aggregate contract purchase price)[(1)]



$466.1 MILLION
$821.7 MILLION
$1.0 BILLION
2017
2018
2019

(1) Based on aggregate contract purchase price of real estate investments acquired as of December 31, 2019, excluding our interest in a joint venture which owns a portfolio of integrated senior health campuses and ancillary businesses.

(2) Excludes our senior housing — RIDEA facilities. Our senior housing — RIDEA facilities were 83.2% leased for the year ended December 31, 2019 and substantially all of our leases with residents at such properties are for a term of one year or less.

(3) Total debt divided by total market value of real estate. Total market value equals the aggregate contract purchase price paid for investments or, for investments appraised subsequent to the date of purchase, the aggregate value reported in the most recent independent appraisals of such investments.

PROPERTY PORTFOLIO (AS OF DECEMBER 31, 2019)

	Real Estate Investment	Property Type	Acquisition Date	Location	Gross Leasable Area (Sq Ft)	Leased %	Aggregate Contract Purchase Price
1	Auburn Medical Office Building	MOB	Jun 2016	Auburn, CA	19,000	100%	$5,450,000
2	Pottsville Medical Office Building	MOB	Sep 2016	Pottsville, PA	36,000	100%	$9,150,000
3	Charlottesville Medical Office Building	MOB	Sep 2016	Charlottesville, VA	74,000	100%	$20,120,000
4	Rochester Hills Medical Office Building	MOB	Sep 2016	Rochester Hills, MI	30,000	87.1%	$8,300,000
5	Cullman Medical Office Building III	MOB	Sep 2016	Cullman, AL	52,000	100%	$16,650,000
6	Iron Medical Office Building Portfolio	MOB	Oct 2016	Cullman & Sylacauga, AL	208,000	85.9%	$31,000,000
7	Mint Hill Medical Office Building	MOB	Nov 2016	Mint Hill, NC	58,000	100%	$21,000,000
8	Lafayette Assisted Living Portfolio	SEN — RIDEA	Dec 2016	Lafayette, LA	80,000	86.8%	$16,750,000
9	Evendale Medical Office Building	MOB	Dec 2016	Evendale, OH	66,000	73.1%	$10,400,000
10	Battle Creek Medical Office Building	MOB	Mar 2017	Battle Creek, MI	46,000	84.2%	$7,300,000
11	Reno Medical Office Building	MOB	Mar 2017	Reno, NV	191,000	90.4%	$66,250,000
12	Athens Medical Office Building Portfolio	MOB	May 2017	Athens, GA	61,000	98.5%	$16,800,000
13	SW Illinois Senior Housing Portfolio	SEN	May 2017	Columbia, Millstadt, Red Bud & Waterloo, IL	190,000	100%	$31,800,000
14	Lawrenceville Medical Office Building	MOB	Jun 2017	Lawrenceville, GA	31,000	100%	$11,275,000
15	Northern California Senior Housing Portfolio	SEN	Jun 2017	Belmont, Fairfield, Menlo Park & Sacramento, CA	135,000	100%	$45,800,000
16	Roseburg Medical Office Building	MOB	Jun 2017	Roseburg, OR	62,000	100%	$23,200,000
17	Fairfield County Medical Office Building Portfolio	MOB	Sep 2017	Stratford & Trumbull, CT	80,000	94.0%	$15,395,000
18	Central Florida Senior Housing Portfolio	SEN — RIDEA	Nov 2017	Bradenton, Brooksville, Lakeland, Lake Placid, Pinellas Park, Sanford, Spring Hill & Winter Haven, FL	899,000	100%	$109,500,000
19	Central Wisconsin Senior Care Portfolio	SNF	Mar 2018	Sun Prairie & Waunakee, WI	236,000	82.4%	$22,600,000
20	Sauk Prairie Medical Office Building	MOB	Apr 2018	Prairie du Sac, WI	55,000	100%	$19,500,000
21	Surprise Medical Office Building	MOB	Apr 2018	Surprise, AZ	34,000	89.5%	$11,650,000
22	Southfield Medical Office Building	MOB	May 2018	Southfield, MI	85,000	77.0%	$16,200,000
23	Pinnacle Beaumont Assisted Living Facility	SEN — RIDEA	Jul 2018	Beaumont, TX	61,000	84.2%	$19,500,000
24	Grand Junction Medical Office Building	MOB	Jul 2018	Grand Junction, CO	83,000	100%	$31,500,000
25	Edmonds Medical Office Building	MOB	Jul 2018	Edmonds, WA	55,000	96.9%	$23,500,000
26	Pinnacle Warrenton Assisted Living Facility	SEN — RIDEA	Aug 2018	Warrenton, MO	34,000	92.6%	$8,100,000
27	Glendale Medical Office Building	MOB	Aug 2018	Glendale, WI	43,000	80.3%	$7,600,000
28	Missouri Skilled Nursing Facility Portfolio	SNF	Sep 2018	Florissant, Kansas City, Milan, Moberly, Salisbury, Sedalia, St. Elizabeth & Trenton, MO	385,000	100%	$88,200,000
29	Flemington Medical Office Building Portfolio	MOB	Nov 2018	Flemington, NJ	49,000	98.9%	$16,950,000
30	Lawrenceville Medical Office Building II	MOB	Dec 2018	Lawrenceville, GA	45,000	100%	$9,999,000
31	Mill Creek Medical Office Building	MOB	Dec 2018	Mill Creek, WA	22,000	100%	$8,250,000
32	Modesto Medical Office Building	MOB	Dec 2018	Modesto, CA	58,000	100%	$16,000,000
33	Michigan Assisted Living Facility Portfolio	SEN	Dec 2018 & May 2019	Grand Rapids, Holland, Howell, Lansing & Wyoming, MI	328,000	100%	$70,000,000
34	Lithonia Medical Office Building	MOB	Mar 2019	Lithonia, GA	40,000	84.1%	$10,600,000
35	West Des Moines Skilled Nursing Facility	SNF	Mar 2019	West Des Moines, IA	39,000	100%	$7,000,000
36	Great Nord Medical Office Building Portfolio	MOB	Apr 2019	Tinley Park, IL; Chesterton & Crown Point, IN; & Plymouth, MN	143,000	95.3%	$44,000,000
37	Overland Park Medical Office Building	MOB	Aug 2019	Overland Park, KS	76,000	92.9%	$28,350,000
38	Blue Badger Medical Office Building	MOB	Aug 2019	Marysville, OH	34,000	100%	$13,650,000
39	Bloomington Medical Office Building	MOB	Aug 2019	Bloomington, IL	45,000	100%	$18,200,000
40	Memphis Medical Office Building	MOB	Aug 2019	Memphis, TN	27,000	100%	$8,700,000
41	Haverhill Medical Office Building	MOB	Aug 2019	Haverhill, MA	64,000	100%	$15,500,000
42	Fresno Medical Office Building	MOB	Oct 2019	Fresno, CA	32,000	92.7%	$10,000,000
43	Colorado Foothills Medical Office Building Portfolio	MOB	Nov 2019	Arvada, Centennial & Colorado Springs, CO	131,000	93.0%	$31,200,000

PROPERTY PORTFOLIO (AS OF DECEMBER 31, 2019)



31
25
41
10
16
19
27
4
29
20
33
2
22
17
35
1
11
36
38
39
9
3
26
13
43
32
24
37
15
28
42
7
12
40
14
5
21
30
34
6
8
23
18

LEGEND

- Medical Office Buildings (MOB)
- Senior Housing (SEN)
- Senior Housing — RIDEA (SEN — RIDEA)
- Skilled Nursing Facilities (SNF)



Grand Junction Medical Office Building | *Grand Junction, CO*

FINANCIAL RECONCILIATION (FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2019 AND 2018)

FFO and MFFO Reconciliation

	Three Months Ended December 31,		Years Ended December 31,	
	2019	2018	2019	2018
Net income (loss)	$ 1,317,000	$ (3,689,000)	$ (18,851,000)	$ (8,586,000)
Add:				
Depreciation and amortization related to real estate — consolidated properties	10,065,000	8,605,000	45,626,000	32,658,000
Depreciation and amortization related to real estate — unconsolidated entity	826,000	891,000	3,365,000	891,000
Net loss attributable to redeemable noncontrolling interests	6,000	35,000	82,000	232,000
Less:				
Depreciation and amortization related to redeemable noncontrolling interests	(24,000)	(51,000)	(113,000)	(272,000)
FFO attributable to controlling interest	$ 12,190,000	$ 5,791,000	$ 30,109,000	$ 24,923,000
Acquisition related expenses(1)	$ 482,000	$ 2,541,000	$ 1,974,000	$ 2,795,000
Amortization of above- and below-market leases(2)	9,000	(1,000)	(207,000)	(165,000)
Change in deferred rent(3)	(1,177,000)	(984,000)	(2,925,000)	(3,029,000)
(Gain) loss in fair value of derivative financial instruments(4)	(1,016,000)	—	4,385,000	—
Adjustments for unconsolidated entity(5)	126,000	99,000	486,000	99,000
Adjustments for redeemable noncontrolling interests(5)	—	—	—	—
MFFO attributable to controlling interest	$ 10,614,000	$ 7,446,000	$ 33,822,000	$ 24,623,000
Weighted average Class T and Class I common shares outstanding — basic and diluted	79,884,966	64,954,525	78,396,077	54,847,197
Net income (loss) per Class T and Class I common share — basic and diluted	$ 0.02	$ (0.06)	$ (0.24)	$ (0.16)
FFO attributable to controlling interest per Class T and Class I common share — basic and diluted	$ 0.15	$ 0.09	$ 0.38	$ 0.45
MFFO attributable to controlling interest per Class T and Class I common share — basic and diluted	$ 0.13	$ 0.11	$ 0.43	$ 0.45

Net Operating Income Reconciliation

	Three Months Ended December 31,		Years Ended December 31,	
	2019	2018	2019	2018
Net income (loss)	$ 1,317,000	$ (3,689,000)	$ (18,851,000)	$ (8,586,000)
General and administrative	3,822,000	3,369,000	15,235,000	9,172,000
Acquisition related expenses	482,000	2,541,000	1,974,000	2,795,000
Depreciation and amortization	10,065,000	8,605,000	45,626,000	32,658,000
Interest expense	3,643,000	2,942,000	20,576,000	6,788,000
(Income) loss from unconsolidated entity	(82,000)	110,000	(267,000)	110,000
Other income	(13,000)	(5,000)	(175,000)	(11,000)
Income tax (benefit) expense	(25,000)	4,000	(8,000)	8,000
Net operating income	$ 19,209,000	$ 13,877,000	$ 64,110,000	$ 42,934,000

(1) In evaluating investments in real estate, we differentiate the costs to acquire the investment from the operations derived from the investment. Such information would be comparable only for publicly registered, non-listed REITs that have completed their acquisition activity and have other similar operating characteristics. By excluding expensed acquisition related expenses, we believe MFFO provides useful supplemental information that is comparable for each type of real estate investment and is consistent with management's analysis of the investing and operating performance of our properties. Acquisition fees and expenses include payments to our advisor or its affiliates and third parties.

(2) Under GAAP, above- and below-market leases are assumed to diminish predictably in value over time and amortized, similar to depreciation and amortization of other real estate-related assets that are excluded from FFO. However, because real estate values and market lease rates historically rise or fall with market conditions, including inflation, interest rates, the business cycle, unemployment and consumer spending, we believe that by excluding charges relating to the amortization of above- and below-market leases, MFFO may provide useful supplemental information on the performance of the real estate.

(3) Under GAAP, as a lessor, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays). As a lessee, we record amortization of right-of-use assets and accretion of lease liabilities for our operating leases. This may result in income or expense recognition that is significantly different than the underlying contract terms. By adjusting for such amounts, MFFO may provide useful supplemental information on the realized economic impact of lease terms, providing insight on the expected contractual cash flows of such lease terms, and aligns results with management's analysis of operating performance.

(4) Under GAAP, we are required to include changes in fair value of our derivative financial instruments in the determination of net income or loss. We believe that adjusting for the change in fair value of our derivative financial instruments to arrive at MFFO is appropriate because such adjustments may not be reflective of on-going operations and reflect unrealized impacts on value based only on then current market conditions, although they may be based upon general market conditions. The need to reflect the change in fair value of our derivative financial instruments is a continuous process and is analyzed on a quarterly basis in accordance with GAAP.

(5) Includes all adjustments to eliminate the unconsolidated entity's share or redeemable noncontrolling interests' share, as applicable, of the adjustments described in notes (1) – (4) above to convert our FFO to MFFO.